SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): NOVEMBER 14, 2003
                                                        ------------------------


                              FAB INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-5901                  13-2581181
--------------------------------------------------------------------------------
(State or other                      (Commission               (IRS Employer
jurisdiction of incorporation         File Number)           Identification No.)
or organization)


200 MADISON AVENUE
NEW YORK, NEW YORK                                                10016
--------------------------------------------------------------------------------
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:     (212) 592-2700
                                                        ------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 5.  OTHER EVENTS.

         On November 14, 2003, Fab Industries, Inc. issued a press release announcing that Special Committee of Fab's Board of Directors, which was appointed on October 23, 2003, following receipt by Fab of a management-led buyout group's preliminary, non-binding offer for all of Fab's assets, has begun to consider the offer and to review various alternatives to maximize stockholder value. The press release also announced that on November 10, 2003, a stockholder filed a complaint in Delaware Chancery Court, captioned BELANGER V. FAB INDUSTRIES, INC. ET. AL., Del. Ch., C.A. No. 054-N, naming as defendants Fab Industries, Inc. and each of its directors, seeking class certification, preliminary and permanent injunctions against the proposed management-led buyout, and unspecified damages.

         The press release announcing the foregoing is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FAB INDUSTRIES, INC.


Dated:  November 14, 2003          By:  /s/ Samson Bitensky
                                        ----------------------------------------
                                        Samson Bitensky
                                        Chairman of the Board and Chief
                                        Executive Officer

                                INDEX TO EXHIBITS


99.1     Press Release, dated November 14, 2003.